UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2017

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders

On November 16, 2017, JPMorgan Chase & Co. (the “Firm”) issued a press release announcing that on December 18, 2017 (the “Liquidation Date”), the Delaware trusts that issued the below seven series of trust preferred securities (the “Trust Preferred Securities”) will be liquidated, the Trust Preferred Securities and the trust common securities (the “Trust Common Securities”) issued by those trusts will be cancelled, and the junior subordinated debentures (the “Debentures”) currently held by each trust issuer will be distributed pro rata to the holders of the Trust Preferred Securities and Trust Common Securities issued by that trust, all in accordance with the trust agreement relating to each trust issuer.

The Trust Preferred Securities are as follows:

•	JPMorgan Chase Capital XXIII Floating Rate Capital Securities, Series W

•	JPMorgan Chase Capital XXI Floating Rate Capital Securities, Series U

•	JPMorgan Chase Capital XIII Floating Rate Capital Securities, Series M

•	Chase Capital VI Floating Rate Capital Securities, Series F

•	Chase Capital III Floating Rate Capital Securities, Series C

•	Chase Capital II Global Floating Rate Capital Securities, Series B

•	First Chicago NBD Capital I Floating Rate Preferred Securities

On the Liquidation Date, each $1,000 in liquidation amount of each series of the Trust Preferred Securities will be exchanged for $1,000 principal amount of the corresponding series of Debentures, and the principal amount of each series of the Debentures that is distributed to JPMorgan Chase & Co., as the holder of the corresponding series of Trust Common Securities, will be extinguished.

No action by the holders of the Trust Preferred Securities is required in order to effect the cancellation of the Trust Preferred Securities and the distribution of the Debentures. The exchange of the Trust Preferred Securities for the Debentures will be effected by The Bank of New York Mellon, as the property trustee or the institutional trustee, as the case may be, for each of the trust issuers and as the trustee under the indenture pursuant to which the Debentures were issued, through the facilities and following the procedures of The Depository Trust Company.

The next scheduled interest payment on each series of the Debentures will include any accrued and unpaid distributions on the corresponding series of Trust Preferred Securities.

A copy of the press release referenced above is attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99	JPMorgan Chase & Co. press release dated November 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Jordan A. Costa
Jordan A. Costa
Managing Director

Dated: November 16, 2017

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